THE CHARLES SCHWAB FAMILY OF FUNDS

Schwab Value Advantage Money Fund®

(the fund)

Supplement dated November 22, 2019 to the fund’s currently effective

Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

At a meeting held on September 24, 2019, the Board of Trustees of The Charles Schwab Family of Funds approved the adoption of a new fundamental investment limitation for the fund. Accordingly, under the heading “Schwab Value Advantage Money Fund may not:” in the “Investment Limitations” section of the SAI, the following is added:

(8) Purchase securities or make investments other than in accordance with its investment objectives and policies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG109414-00 (11/19)

00238762